UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2009

EBHI HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or other jurisdiction of incorporation)

001-33070	42-1672352
(Commission File Number)	(I.R.S. Employer Identification No.)

ONE CONWAY PARK, 100 FIELD DRIVE, SUITE 240

LAKE FOREST, ILLINOIS 60045

(Address of Principal executive offices, including zip code)

Registrant’s telephone number, including area code: (312) 251-3430

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

Monthly Operating Reports

As previously disclosed, on June 17, 2009 EBHI Holdings, Inc. (formerly known as Eddie Bauer Holdings, Inc.), a Delaware corporation (the “Company”) and its U.S. subsidiaries filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under the provisions of Chapter 11 of the United States Bankruptcy Code and the Canadian subsidiaries of the Company filed an application with the Ontario Superior Court of Justice (Commercial List) seeking relief under the provisions of the Canadian Companies’ Creditors Arrangement Act.

On September 28, 2009, the Company and certain other debtor-in-possession subsidiaries of the Company filed unaudited Monthly Operating Reports for the period beginning on August 2, 2009 and ending on August 29, 2009 (the “Monthly Operating Reports”) with the Bankruptcy Court. A copy of the unaudited consolidated Monthly Operating Report of the Company and Monthly Operating Reports of its wholly-owned subsidiaries have been furnished as Exhibit 99.1 and are incorporated by reference herein. The Monthly Operating Reports may be available electronically, on the website of the claims agent, Kurtzman Carson Consultants, LLC, at http://www.kccllc.net/eddiebauer.

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which were not prepared for the purpose of providing a basis for an investment decision in any of the securities of the Company. The Monthly Operating Reports contain estimated financial information and projections that have not been updated for actual results, audited or reviewed by independent accountants and may be subject to further review and potential adjustments. The format and contents of the Monthly Operating Reports are prescribed by applicable bankruptcy laws, are limited in scope and cover a time period which may be shorter than or otherwise differ from the time periods required in the Company’s reports filed pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the information contained in the Monthly Operating Reports may not be indicative of the Company’s financial condition or results of operations for the projected period that would be reflected in the Company’s financial statements or reports filed pursuant to the Exchange Act, and there can be no assurance that, from the perspective of any investor or potential investor in the Company, the information contained in the Monthly Operating Reports is complete or accurately reflects the financial results for the periods reflected. The information set forth in the Monthly Operating Reports should not be viewed as indicative of the Company’s expected operating results for future periods.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Monthly Operating Reports filed with the Bankruptcy Court on September 28, 2009

Forward-Looking Statements

This report and the exhibits hereto may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “intends,” “potential,” qualifiers such as “preliminary” and similar expressions. Such forward looking statements are based on the Company’s current plans, expectations, estimates and management’s beliefs about the Company’s future performance. Forward-looking statements contained in this
Form 8-K are based on estimates and assumptions, which assumptions and estimates may prove to be inaccurate, and involve risks and uncertainties. Forward-looking statements are not guarantees of future events, and the Company can provide no assurance that such statements will be realized. Actual results may differ from those contemplated by such forward-looking statements as a result of a variety of factors, including adverse Bankruptcy Court rulings and the other risks identified in our periodic reports filed pursuant to the Securities Exchange Act of 1934, as amended, including the Company’s Annual Report on Form 10-K for the period January 3, 2009 and Quarterly Report on Form 10-Q for the period ended April 4, 2009. The information contained in this Form 8-K is provided as of October 2, 2009, and the Company undertakes no obligation to update any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EBHI HOLDINGS, INC.

Date: October 2, 2009	By	/s/ BRENT I. KUGMAN
	Name:	Brent I. Kugman
	Title:	Chief Restructuring Officer

Exhibit Index

Exhibit No.	Description

99.1	Monthly Operating Reports filed with the Bankruptcy Court on September 28, 2009